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                                                                   EXHIBIT 10.27

                                  Equifax/EDS


                Master Agreement for Operations Support Services


                            Transaction Document #1

1.0  Introduction

This document ("Transaction Document") and its Schedules set forth the Services and pricing for Equifax's Mainframe, Network, MicroLan and Help Desk operations principally located in and around St. Petersburg, Florida. This Transaction Document, effective May 11, 1999 (the "Execution Date"), is made by Equifax Payment Services, Inc. ("Equifax") and Electronic Data Systems Corporation ("EDS"). The Parties agree that the Services will be provided under the terms and conditions of the Master Agreement for Operations Support Services dated May 11, 1999, between Equifax and EDS ("Master Agreement"), this Transaction Document and Schedules A through U hereto. Terms and conditions that are
             -----------         -
specific to this Transaction Document are set forth in Section 4.0 below.  Any
                                                       -----------
terms and conditions that deviate from or are in conflict with the Master Agreement are set forth in Schedule P hereto entitled "Deviations from Terms of
                           ----------
the Master Agreement." In the event of a conflict between the provisions of this Transaction Document and the Master Agreement, the provisions of the Master Agreement shall be controlling except for the conflicting provisions set forth in Schedule P hereto, which will control over the provisions of the Master
   ----------
Agreement.

2.0  Definitions

Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and the Schedules attached hereto. Terms capitalized and defined herein shall have the meaning set forth herein.

a.   Commencement Date has the meaning set forth in Section 4.1 hereof.
                                                    -----------

b.   Execution Date has the meaning set forth in Section 1.0 hereof.
                                                 -----------

c.   Master Agreement has the meaning set forth in Section 1.0 hereof.
                                                   -----------

d.   Services has the meaning set forth in Section 3.0 hereof.
                                           -----------

e.   Transaction Document has the meaning set forth in Section 1.0 hereof.
                                                       -----------

f.  Data Center means the Equifax Data Center and the EDSSMC.

g.   Disaster Recovery Plan has the meaning set forth in Schedule G to this
                                                         ----------
     Transaction Document.

h.  EDSSMC means the Service Management Center of EDS.

i. Equifax Data Center means the Equifax data center located at Equifax's St. Petersburg, Florida facility.

j.   Excusable Downtime has the meaning set forth in Schedule O to this
                                                     ----------
     Transaction Document.
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k.   Key Positions means the EDS account team positions listed on Schedule U to
                                                                  ----------
     this Transaction Document from time to time initially comprised of the EDS Account Manager, the EDS Account Operations Manager, the EDS Technical Infrastructure Manager, the EDS Quality Assurance and Testing Manager and the EDS Applications Support Manager.

l.  Procedures Manual has the meaning set forth in Section 4.8 hereof.
                                                   -----------

m.  SLC/SC has the meaning set forth in Section 4.7 hereof.
                                        -----------

n.  Scheduled Downtime has the meaning given in Schedule O.
                                                ----------

o. Year 2000 Compliant means that the hardware, software or firmware product provided by a Party under this Transaction Document shall, at all times before during and after January 1, 2000, accurately process and handle date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations to the extent that other information technology used in combination with such hardware, software or firmware properly exchange date/time data with it.

p. Year 2000 Readiness means that a hardware, software or firmware product has been tested by a Party and/or the vendor of such hardware, software or firmware product and that such product, as of the date of such year 2000 test, operates without substantial interruption attributable to the introduction of date and time related data.

3.0  Services, Charges and Credits

3.1  Services

EDS will provide to Equifax the Services for the following Towers:

 .  Mainframe
 .  Network
 .  MicroLan
 .  Help Desk

The scope and composition of the Services and the responsibilities of the Parties with respect to the Services, including without limitation, each Tower, are detailed in the Master Agreement, this Transaction Document, and Schedules A
                                                                     -----------
through U for each Tower attached hereto.
        -

Any existing and future Projects under this Transaction Document for which any third party will be responsible will be described in Schedule M. Schedule M
                                                     ----------   ----------
shall include, but not be limited to, project management, design, testing, documentation, implementation and training responsibilities for each Project.

The Schedules listed in the "Table of Attachments" are categorized as either

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"Standard Schedules" or "Schedules Configured for Each Tower."  Each "Standard
Schedule" will be applicable to all Towers under this Transaction Document, and a separate Schedule for each of the "Schedules Configured for Each Tower" will be prepared for each Tower.

3.2  Charges and Credits

Schedule J hereto entitled "Pricing and Charging Methodologies," sets forth the
----------
pricing and charging methodologies for the Services including, without limitation, the Baselines of Resource Units to be provided to Equifax hereunder, the Monthly Charges, Termination Charges, Change of Control Termination Charges, and charges and credits for additional and reduced resources. Further, Schedule
                                                                        --------
J and Schedule O hereto entitled "Service Levels and Service Credits" set forth
-     ----------
certain credits to Equifax and/or charges to EDS.

4.0  Transaction Specific Terms

The terms and conditions in this Section 4 are in addition to the terms and
                                 ---------
conditions set forth in the Master Agreement and are specific to the Services arrangement described in this Transaction Document. The terms and conditions in this Section 4 are not intended to conflict with or deviate from any of the
     ---------
terms and conditions in the Master Agreement.

4.1  Term/Commencement Date

a. The term of this Transaction Document shall begin July 1, 1999 and end at midnight on July 1, 2009, subject to Section 12 of the Master Agreement.
                                          ----------
     For purposes of this Transaction Document, the Commencement Date shall mean July 1, 1999.

b. Equifax may terminate any Tower under this Transaction Document subject to payment of the applicable Termination Charge for such Tower specified in

     Schedule J to this Transaction Document.  No such termination shall relieve
     ----------
     either Party of its obligations under the Agreement with respect to the Towers that are not terminated, including but not limited to, the Parties' obligations under Schedule E and Schedule J hereto. Notwithstanding the
                       ----------     ----------
     foregoing, the Parties agree that any termination of the Mainframe Tower shall constitute a termination of this Transaction Document.

4.2  Limitation of Liability

Subject to the terms of the Master Agreement (including without limitation

Section 13.2), the liability of EDS to Equifax arising out of or resulting from
------------
the performance or non-performance by EDS and its subcontractors of the Services and its obligations under this Transaction Document shall be limited to "Direct Damages" incurred by Equifax in the aggregate for all events which are the subject matter of claims or causes of action to [*].

4.3   Technology Refresh

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* Information omitted pursuant to Request for Confidential Treatment under Rule
  406 of the Securities Act of 1933.
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EDS will refresh (including, without limitation, upgrade, replace, augment, enhance, etc.) the hardware, software and other elements that comprise the System and the facilities used by EDS to provide the Services, at a level and with a frequency that will enable EDS at all times to perform and provide the Services in accordance with the Agreement.

4.4  Equipment Purchase Transaction

On the Commencement Date, Equifax shall sell to EDS, and EDS shall purchase from Equifax, the "Acquired Customer Hardware" set forth on Schedule U hereto for a
                                                       ----------
purchase price equal to the net book value of such Acquired Customer Hardware on the Commencement Date. The purchase price shall be paid in full at the time of the sale and purchase, and Equifax shall provide to EDS a bill of sale evidencing such sale.

4.5  Migration to EDSSMC

EDS shall use the Equifax Data Center for a period to last no longer than July 31, 2001, for the purpose of providing the Services under this Transaction Document to Equifax. EDS will not use the Equifax Data Center, the Acquired Customer Hardware, the Equifax Provided Hardware or Equifax Software to provide any services for or to other EDS customers; provided however, this restriction will not apply to the Acquired Customer Hardware after EDS migrates the data center operations that comprise a part of the Services from the Equifax Data Center to the EDSSMC as described in this Section 4.5. EDS will migrate the
                                          -----------
data center operations that comprise a part of the Services from the Equifax Data Center to the EDSSMC as soon as reasonably practicable, but in no event earlier than April 30, 2000 or later than July 31, 2001 or as otherwise agreed by the Parties. Except as expressly set forth herein or to the extent required by a Force Majeure Event or other event causing the Disaster Recovery services described in Schedule G to be provided by EDS to Equifax, EDS will not relocate
             ----------
the Data Center without the prior written consent of Equifax. In the event that EDS decides to provide the Services from a data center other than the EDSSMC or the Equifax Data Center, Equifax shall continue to be responsible only for the charges set forth in the Master Agreement, this Transaction Document and the Schedules hereto and EDS shall be responsible for added costs, if any, due to the provision of Services from such data center.

4.6  Compliance With Law

a. EDS, in providing the goods and/or Services hereunder, expressly agrees to comply with and abide by all applicable laws, ordinances, codes and regulations which are applicable to its performance under this Transaction Document, including but not limited to:

     1. the Occupational Safety and Health Act of 1970 (29 U.S.C. 651 et seq.),

     2.   the Civil Rights Act of 1866, 42 U.S.C. Section 1981, as amended,

     3. Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 2000(e) et seq., as amended,

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     4.   Age Discrimination in Employment Act of 1967, 29 U.S.C. Section 621 et
          seq., and

     5.   the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq.

b. EDS agrees that it will not knowingly assign any individual to perform work under this Transaction Document who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or it implementing regulations. In the event any employee of EDS working under this Transaction Document is discovered to be an unauthorized alien, EDS will immediately remove that individual and replace that individual with one who is not an unauthorized alien. EDS shall indemnify and hold Equifax, its parent, subsidiary and affiliated companies harmless from and against any and all liabilities, damages, losses or expenses (including attorneys' fees) arising out of any breach by EDS of this Section.

4.7  Systems Controls

EDS and Equifax will jointly review the EDS System Life Cycle (SLC) procedures used by EDS and the System Control (SC) procedures used by Equifax, and EDS will adopt with the approval of Equifax the more appropriate and effective elements of the two methodologies as the standard set of disciplines for managing the information systems used to provide the Services. This methodology will be applied to all the Services provided under this Transaction Document and shall be implemented as appropriate to the individual elements of the Service being provided and shall be included in the Procedures Manual.

4.8  Procedures Manual

In addition to the procedures required by Section 4.7 above, EDS and Equifax
                                          -----------
will jointly develop and EDS shall prepare, within one hundred and eighty (180) days from the Execution Date, a "Procedures Manual" approved by Equifax that will govern the performance of each element of the Services and that will establish appropriate operating procedures including, without limitation, escalation and problem resolution procedures for the Services. During the term of this Transaction Document, the Parties may incorporate New Services into the Services provided pursuant to this Transaction Document and will amend the Procedures Manual in writing accordingly. EDS shall perform all Services in accordance with the Procedures Manual and the Agreement.

4.9  Geographic Scope

The Machines and Software provided by EDS under this Transaction Document are for use within the United States.

The Machines and Software provided by Equifax under this Transaction Document are for use within the United States.

4.10  Benchmark Study Performance Value

Pursuant to Section 9.8 of the Master Agreement, the Performance Value for each
            -----------
of the Mainframe Tower, the Network Tower, the Help Desk Tower and the

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MicroLan Tower is [*] as indicated by the NOW Index established by the Gartner
Group as part of its benchmark study methodology. The Parties will retain the Gartner Group or such other mutually agreed benchmarking firm to conduct a benchmark study of each of the Towers that will be completed by October 1 of the year immediately preceding [*], in accordance with Section 9.8 of the Master
                                                   -----------
Agreement. In the event that a different group and/or benchmark study methodology is used to conduct the Benchmark Study of the Services described in
Section 9.8 of the Master Agreement, the Parties will normalize the Performance
-----------
Value to account for the differences between the Gartner Group's NOW Index benchmark study methodology and such different group methodology. The adjustment, if any, to the charges to Equifax for the Services or any subset of the Services (e.g., a Tower) as a result of a benchmark study shall be effective as of January 1 of [*], as applicable.

                              Table of Attachments

                                                            Schedules
                                                         Configured for
                                                           Each Tower         Standard
  Schedule                 Schedule Title                                    Schedules            Applicability

    A         Applications Software                             X                                  Each Tower
    B         Systems Software                                  X                                  Each Tower
    C         Equifax Provided Hardware                         X                                     Blank
    D         EDS Machines                                      X                                  Each Tower
    E         Services, Measures of Utilization and             X                                  Each Tower
              Operational and Financial
              Responsibilities
    F         Leases, Licenses and other Contracts              X                                  Each Tower
    G         Disaster Recovery Services                        X                                  Each Tower
    H         Transition Plan                                   X                                     Blank
    I         Network Locations                                 X                                     Blank
    J         Pricing and Charging Methodologies                                 X                   Common
    K         Applications Installation Standards               X                                  Each Tower
              (Operating Environment IT Standards)
    L         Security Procedures and                           X                                  Each Tower
              Responsibilities - Data and Physical
    M         Projects                                          X                                     Blank
    N         Affected Employees                                                 X                   Common
    O         Service Levels and Service Credits                X                                  Each Tower


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* Information omitted pursuant to Request for Confidential Treatment under Rule
  405 of the Securities Act of 1933.

    P         Deviations from Terms of Master                                    X                   Common
              Agreement
    Q         Year 2000                                                          X                   Common
    R         Services Transfer Assistance                                       X                   Common
    S         Equifax Provided Office Furnishings and           X                                  Each Tower
              Facilities
    T         Key Positions                                                      X                   Common
    U         Acquired Customer Hardware                                         X                   Common


THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS TRANSACTION DOCUMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS TRANSACTION DOCUMENT, 2) ITS SCHEDULES, AND 3) THE MASTER AGREEMENT, INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.


Accepted by:                                 Accepted by:

Equifax Payment Services, Inc.               Electronic Data Systems Corporation

By:  /s/ Illegible                           By:  /s/ Illegible
   -----------------------------                --------------------------------
       Authorized Signature                          Authorized Signature


--------------------------------             ----------------------------------
Name (Type or Print)    Date                 Name (Type or Print)    Date

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Schedules omitted intentionally and will be provided upon request.